SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 14, 2004

INTERSTATE GENERAL COMPANY, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-9393 (Commission File Number)	52-1488756 (I.R.S. Employer Identification No.)

2 West Washington Street

P.O. Box 1280

Middleburg, VA 20118
(Address of principal executive offices)(Zip Code)

(540) 687-3177

(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c.) Exhibits

    Press release of the registrant, dated May 14, 2004

Item 12. Result of Operations and Financial Condition

On May 14, 2004, Interstate General Company, LP (the "Company") (IGC) (AMEX; PCX) issued a press release announcing its financial results for the first quarter ended March 31, 2004. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

The information included in this Current Report, including the information included in Exhibit 99.1 attached hereto, is intended to be furnished pursuant to "Item 12, Disclosure of Results of Operations and Financial Condition" and not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended ("Securities Act") or the Exchange Act, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)

Dated: May 14, 2004	By: /s/ James J. Wilson
James J. Wilson, Chairman and Chief Executive Officer

Dated: May 14, 2004	By: /s/ Mark Augenblick
Mark Augenblick, President and Chief Operating Officer

Dated: May 14, 2004	By: /s/ Sheri Raleigh
Sheri Raleigh, Assistant Vice President and Controller